Exhibit 23









            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
            --------------------------------------------------------


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No 2-80883) of Old Republic International Corporation of our report dated June 22, 2004 relating to the financial statements of the Old Republic International Corporation Employees Savings and Stock Ownership Plan, which appears in this Form 11-K (as filed on Form 10-K/A).



                                             /s/ PricewaterhouseCoopers LLP


June 22, 2004
Chicago, Illinois